REVLON CONSUMER PRODUCTS CORPORATION AND SUBSIDIARIES

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Revlon Consumer Products Corporation (the "Company") for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence B. Alletto, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence B. Alletto
Lawrence B. Alletto
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer

April 30, 2014